SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

               Date of Report (Date of earliest event reported):
                                January 22, 2004

                   GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME
                             LIMITED PARTNERSHIP P-8
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its Articles)

   Oklahoma          P-8:     0-20264           P-8:      73- 1378683
--------------       ---------------            ------------------
(State of other         (Commission             (I.R.S. Employer
jurisdiction of           File No.)              Identification)
incorporation or
organization)

                  Two West Second Street, Tulsa, Oklahoma 74103
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(918)583-1791

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ITEM 5:  OTHER EVENTS

     The limited partnership agreement (the "Agreement") for the Geodyne Institutional/Pension Energy Income Limited Partnership P-8 (the "Partnership") provides that the Partnership will automatically terminate and dissolve on February 28, 2004.

     The Agreement gives the General Partner an option to extend the term of the Partnership. The General Partner has elected to extend the Partnership's term through December 31, 2005.


ITEM 7:  EXHIBITS

20.1     Form  of  letter   sent  to  the   limited   partners  of  the  Geodyne
         Institutional/Pension Energy Income Limited Partnership P-8 on or about January 22, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GEODYNE INSTITUTIONAL/PENSION
                              ENERGY INCOME LIMITED PARTNERSHIP P-8

                              By:   GEODYNE RESOURCES, INC.
                                    General Partner

                              //s// Dennis R. Neill
                              -----------------------------------
                                    Dennis R. Neill
                                    President


DATE:  January 22, 2004

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